UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  August 17, 2005
(Date of earliest event reported)

                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                   333-121559                    56-1930085
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(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                  File No.)                 Identification No.)

214 North Tryon Street
Charlotte, North Carolina                               21703
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Address of principal executive offices                (Zip Code)


Registrant's Telephone Number, including area code (704) 386-2400
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association), Computational Materials and Structural Term Sheets (each as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------
       (99)                         Collateral Term Sheets, Computational
                                    Materials and Structural Term Sheets
                                    prepared by Banc of America Securities LLC in connection with Banc of America Funding
                                    Corporation, Mortgage Pass-Through
                                    Certificates,
                                    Series 2005-F

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC OF AMERICA FUNDING CORPORATION

August 17, 2005

                                   By:    /s/ Scott Evans
                                          --------------------------------------
                                   Name:  Scott Evans
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets,             E
                        Computational Materials
                        and Structural Term Sheets
                        prepared by Banc of America
                        Securities LLC in connection
                        with Banc of America Funding
                        Corporation, Mortgage Pass-
                        Through Certificates, Series 2005-F